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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (No. 333-66330) of our report dated September 26, 2001 relating to the financial statements, which appears in the 2001 Annual Report to Shareholders of Princeton Video Image, Inc. on Form 10-K for the year ended June 30, 2001.


PricewaterhouseCoopers LLP
Florham Park, New Jersey
September 28, 2001